UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 April 12, 2006
                Date of Report (Date of earliest event reported)


                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


         Michigan                    001-32428               30-0030900
(State or other jurisdiction  (Commission File Number)     (IRS Employer
 of incorporation)                                      Identification Number)



                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Effective April 12, 2006, the Registrant appointed Matthew Soderman Chief Accounting Officer ("CAO") and Mr. Soderman, age 31, has accepted the appointment. Mr. Soderman will serve as CAO and Corporate Controller until his successor is appointed. The Registrant has employed Mr. Soderman since January 2006 as the Director of Financial Reporting.

     Prior to joining the Registrant, Mr. Soderman was an associate with Plante & Moran, PLLC, an accounting and consulting firm, since 1996. Mr. Soderman has six years experience on the audit staff and four years experience with Plante & Moran's management consulting practice, as a senior consultant.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TARPON INDUSTRIES, INC.

                             Date: April 13, 2006

                             By:/s/J. Peter Farquahar
                                --------------------------------------
                                J. Peter Farquhar
                                Chief Executive Officer